UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 19, 2010
                     --------------------------

                    Dynasil Corporation of America
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      (Exact name of registrant as specified in its charter)

     Delaware                   000-27503           22-1734088
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(State or other                 Commission          (IRS Employer
jurisdiction of incorporation)  File Number)    Identification No.)


         385 Cooper Road, West Berlin, New Jersey, 08091
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            (Address of principal executive offices)


                            (856)-767-4600
  ----------------------------------------------------------
      (Registrant's telephone number, including area code)

                            Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o            Written communications pursuant to Rule 425
  under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12
  under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to
  Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
  2(b))

o            Pre-commencement communications pursuant to
  Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
  4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On July 19, 2010, Dynasil Corporation of America, a Delaware corporation ("Dynasil"), completed the acquisition of 100% of the issued and outstanding stock of Hilger Crystals Limited ("Hilger") from Newport Corporation ("Newport"). Hilger, located in Margarte, Kent, England, is engaged in the manufacture of synthetic crystals for infrared spectroscopy and x-ray and gamma ray detection.

Pursuant to the Share Purchase Agreement dated July 19, 2010 (the "Share Purchase Agreement") by and among Dynasil, Newport, Hilger and Newport Spectra-Physics Limited, Dynasil acquired 100% of the issued and outstanding stock of Hilger for an initial payment of $4 million and an additional payment of $0.75 million after eighteen months which may be reduced or eliminated based on Hilger current business revenues for the eighteen months following the acquisition. In addition, there is an adjustment to the purchase price based on the actual working capital of Hilger at closing.
In connection with the acquisition, Dynasil and Newport entered into a transition services arrangement.

The Share Purchase Agreement contained representations, warranties, covenants (including special indemnification rights in favor of Dynasil for certain matters), and other terms, conditions and provisions that are customary for these kinds of transactions. Reference is made to the complete and final form of the Share Purchase Agreement which is filed as Exhibit 10.1 to this Report and which is incorporated herein by reference.

Dynasil funded the $4 million purchase price by borrowing under the Company's Acquisition Line of Credit with Sovereign/Santander Bank. The Acquisition Line of Credit is described in Item 2.03 of Dynasil's Current Report on Form 8-K filed on July 13, 2010, which description is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 2.01 is hereby incorporated by reference in response to this Item 2.03.

ITEM 8.01 Other Events.

On July 20, 2010, Dynasil issued a press release announcing the completion of the acquisition, a copy of which is furnished as Exhibit 99.1 hereto.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Share Purchase Agreement dated July 19, 2010 by and among Dynasil Corporation of America, Newport Spectra
Physics Limited, Newport Corporation, and Hilger Crystals
Limited.

99.1 Dynasil Corporation of America press release dated July
20, 2010.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date:  July 23, 2010     By:  /s/ Craig Dunham
                             ------------------------
                         President and Chief Executive Officer



                            EXHIBIT INDEX

10.1 Share Purchase Agreement dated July 19, 2010 by and among Dynasil Corporation of America, Newport Spectra
Physics Limited, Newport Corporation, and Hilger Crystals
Limited.

99.1 Dynasil Corporation of America press release dated July
20, 2010.